Exhibit 10.15

Non-U.S. Persons

SUBSCRIPTION AGREEMENT

TO:	DNP Green Technology, Inc. (the “Corporation”)

RE:	Purchase of Units of the Corporation

1.	The undersigned (the “Subscriber”) hereby irrevocably subscribes for and agrees to purchase from the Corporation the number of Units (the “Units”) set forth in Part I of Annex A hereto at a price of US$1,000 per Unit. Each Unit will entitle the Subscriber thereof to receive (i) one US$1,000 tranche of secured debenture (see description of the secured debentures in the term sheet attached hereto as Annex B) (the “Debentures”), and (ii) 20 warrants allowing the Subscriber to subscribe to 20 common shares of the Corporation, at a price of US$50 per share, for a period of ten (10) years from its issuance (the “Warrants”). The forms of the Debentures and of the Warrants are attached hereto as Annex C. Annex A, Annex B and Annex C hereto form a part of, and are incorporated into, this Subscription Agreement.

2.	A certified check or bank draft or wire transfer or instruction acceptable to « Boivin Desbiens Senecal in trust » in the amount of the Subscription Price as set forth in Part I of Annex A hereto, to the order of « Boivin Desbiens Senecal in trust », accompanies this Subscription Agreement.

3.	The issuance of the Units shall be completed on or before February 6, 2009, 5 p.m. Eastern Time (the “Deadline” or the “Closing Date”).

4.	The Subscriber acknowledges that this Subscription Agreement is subject (i) to acceptance in whole or in part by the Corporation and (ii) to receipt by the Corporation of minimum proceeds of US$400,000 by the Deadline (collectively, the “Conditions”).

5.	The Subscriber acknowledges and gives instructions to Boivin Desbiens Senecal in trust to hold in trust the Subscription Price for and in the name of the Subscriber until all the Conditions have been met or until the Deadline and further acknowledges that Subscriber will only receive its Units if and upon the realization of the Conditions.

6.	The Subscriber agrees that if this Subscription Agreement is not accepted in full, any funds related to the portion of this Subscription Agreement not accepted will be returned to the undersigned, without interest. The Subscriber further agrees that if the Conditions have not been met by the Deadline, the Subscription Price will be returned by Boivin Desbiens Senecal in trust to the undersigned, without interest.

7.	The Subscriber further agrees that if the Conditions are met prior to the Deadline, he hereby gives instructions to Boivin Desbiens Senécal in trust, without the need of any additional authorization, consent or signature, to forward the Subscription Price to the Corporation, as payment for the Units subscribed by the Subscriber pursuant to the terms of this Subscription Agreement, and the Corporation will then issue the Debentures and the Warrants to the Subscriber, at the Closing Date.

8.	The Subscriber acknowledges and agrees that he has not received or been provided with an offering memorandum or similar document, nor has the Subscriber become aware of any advertisement with respect to the distribution of the Units.

9.	The Subscriber acknowledges and agrees that the Units have not been registered under the U.S. Securities Act and may not be offered or sold within the United States or to US Persons except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the U.S. Securities Act of 1933 (the “U.S. Securities Act”). Hedging transactions involving the securities may not be conducted unless in compliance with the U.S. Securities Act.

10.	The Subscriber understands and acknowledges that the Units are “restricted securities” as defined in Rule 144 under the U.S. Securities Act. Accordingly such Units may not be offered, sold, pledged or otherwise transferred in the Unites States or to, or for the account or benefit of, any US Person except (i) to the Corporation, (ii) outside the United States in accordance with Rules 901 through 905 (including Preliminary Notes) of Regulation S under the U.S. Securities Act or (iii) pursuant to another available exemption from the registration requirement of the U.S. Securities Act, and, in the case of (iii) in accordance with any applicable securities laws of any state of the United States.

11.	Prior to one year after the later of (i) the time when the Units are first offered to persons other than distributors in reliance upon Regulations S and (ii) the date of closing of the offering (the “Compliance Period”):

(a)	every purchaser of the Units (other than a distributor) will be required to certify that (i) it is not a US Person and is not acquiring the securities for the account or benefit of any US Person or is a US Person who purchased securities in a transaction that did not require registration under the U.S. Securities Act nor (ii) is it located in the United States;

(b)	every purchaser of the Units will be required to agree to resell such Units only in accordance with the provisions of Rules 901 through 905 (including Preliminary Notes) of Regulation S, or pursuant to registration under the U.S. Securities Act, or pursuant to an available exemption from registration, and will be required to agree to not engage in hedging transactions directly or indirectly with regard to the securities unless in compliance with the U.S. Securities Act;

(c)	the Units must contain a legend to the effect that transfer is prohibited except in accordance with the restrictions set forth in (b) above during the Compliance Period, unless the Corporation determines otherwise in compliance with applicable law;

(d)	each distributor selling securities to a distributor, a dealer (as defined in Section 2(a)(12) of the Exchange Act), or a person receiving a selling concession, fee or other remuneration will be required to send a confirmation or other notice to the purchaser stating that the purchaser is subject to the same restrictions on offers and sales that apply to a distributor; and

(e)	the Corporation shall refuse to register any transfer of its securities not made in accordance with provisions of Regulation S, or pursuant to the registration requirement of the U.S. Securities Act, or pursuant to an exemption from such registration requirement.

12.	Each purchaser of the Units is required to represent, warrant and covenant to the Corporation (and acknowledges that the Corporation is relying thereon), that:

(a)	it understands and acknowledges that it (i) is not a US Person and is not acting for the account or benefit of a US Person (other than a distributor), (ii) is not located in the United States at the time the investment decision is made with respect to the Units, and is purchasing the Units in an offshore transaction pursuant to Regulation S for its own account, or for one or more investor accounts for which it is acting as fiduciary or agent, in each case, not with a view to, or for offer or sale in connection with, any distribution thereof in violation of the U.S. Securities Act;

(b)	it understands that the Units have not been and will not be registered under the U.S. Securities Act, and that, if in the future the purchaser decides to offer, resell, pledge or otherwise transfer any such Units, such Units may be offered, resold, pledged or otherwise transferred only (i) to the Corporation, (ii) outside the United States in accordance with Rules 901 through 905 (including Preliminary Notes) of Regulation S under the U.S. Securities Act or (iii) pursuant to another available exemption from the registration requirement of the U.S. Securities Act, and, in the case of (iii) in accordance with any applicable securities laws of any state of the United States;

(c)	it understands and agrees that, if in the future it decides to resell, pledge or otherwise transfer any Units or any beneficial interests in any Units under Regulation S prior to the date which is one year after the later of (1) the date when the Units are first offered to persons (other than distributors) pursuant to Regulation S, and (2) the date of closing of the offering, it will do so only in compliance with the restrictions set forth under Sections 10 and 11 above;

(d)	it agrees to and each subsequent holder is required to, notify any purchaser of the Units from it of the resale restrictions referred to in paragraphs (b) and (c) above, if then applicable;

(e)	it understands and acknowledges that prior to any proposed transfer of Units other than pursuant to an effective registration statement, the transferee of the Units may be required to provide certifications and other documentation relating to the non-US Person status of such transferee and that such transferee was not located in the United States at the time the investment decision was made with respect to the Units;

(f)	it understands and acknowledges that the Corporation and others will rely upon the truth and accuracy of the foregoing acknowledgements, representations and warranties and agrees that if any such acknowledgement, representation or warranty deemed to have been made by virtue of its purchase of Units is no longer accurate, it shall promptly notify the Corporation;

(g)	it understands and acknowledges that certificates representing any Units sold in the United States, and all certificates issued in exchange for or in substitution of such certificates, will bear the following legend until no longer required under applicable requirements of the U.S. Securities Act or applicable U.S. state securities laws or until the expiration of (i) the applicable holding period for restricted securities under Rule 144, and (ii) the compliance period described under “Category 3 Offering - Compliance Offering”:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR ANY STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING THESE UNITS, AGREES FOR THE BENEFIT OF DNP GREEN TECHNOLOGY, INC. THAT SUCH UNITS MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO DNP GREEN TECHNOLOGY, INC., (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULES 901 THROUGH 905 (INCLUDING PRELIMINARY NOTES) OF REGULATION S UNDER THE U.S. SECURITIES ACT (“REGULATION S”), OR (C) PURSUANT TO ANOTHER EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS AFTER, IN THE CASE OF TRANSFERS UNDER CLAUSE (C), THE HOLDER HAS FURNISHED TO DNP GREEN TECHNOLOGY, INC. AN OPINION OF COUNSEL OF RECOGNIZED STANDING OR OTHER EVIDENCE REASONABLY SATISFACTORY TO DNP GREEN TECHNOLOGY, INC., TO SUCH EFFECT. HEDGING TRANSACTIONS INVOLVING THE COMMON SHARES OF THE COMPANY MAY NOT BE CONDUCTED, DIRECTLY OR INDIRECTLY, UNLESS IN COMPLIANCE WITH THE U.S. SECURITIES ACT. UNTIL FEBRUARY 6 2010. THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE MAY NOT BE OFFERED, SOLD OR TRANSFERRED TO A US PERSON (OR FOR THE ACCOUNT OR BENEFIT OF A US PERSON) OR INTO THE UNITED STATES EXCEPT PURSUANT TO A REGISTRATION STATEMENT OR TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

FOR SALES UNDER REGULATION S, THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO TRANSFER RESTRICTIONS WHICH REQUIRE THAT, PRIOR TO THE EXPIRATION OF A ONE YEAR DISTRIBUTION COMPLIANCE PERIOD, THE TRANSFEREE CERTIFIES AS TO WHETHER OR NOT IT IS A US PERSON WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT AND PROVIDES CERTAIN OTHER CERTIFICATIONS AND AGREEMENTS. PRIOR TO PERMITTING ANY TRANSFER, THE ISSUER OF ANY SHARES OF COMMON STOCK MAY REQUEST AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT IF SUCH TRANSFER IS TO BE EFFECTED IN A TRANSACTION MEETING THE REQUIREMENTS OF REGULATION S UNDER THE SECURITIES ACT.”

(h)	it understand and acknowledges that the Corporation is not required to register any of the Units under the U.S. Securities Act; in addition it is doubtful that sales may be made under Rule 144 until one year after the closing;

(i)	a “US Person” has the meaning as set forth in Regulation S and includes:

(i)	any natural person resident in the United States;

(ii)	any partnership or corporation organized or incorporated under the laws of the United States;

(iii)	any estate of which any executor or administrator is a US person;

(iv)	any trust of which any trustee is a US Person;

(v)	any agency or branch of a foreign entity located in the United States;

(vi)	any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; and

(vii)	any partnership or corporation if:

(A)	organized or incorporated under the laws of any foreign jurisdiction; and

(B)	formed by a US person principally for the purpose of investing in securities not registered under the U.S. Securities Act, unless it is organized or incorporated and owned, by accredited investors (as defined in Rule 501(a) under the U.S. Securities Act) who are not natural persons, estates or trusts;

(j)	it understands that the Warrants may not be exercised in the United States by, or for the account or benefit of, a “U.S. person” as that term is defined in Regulation S unless: (X)(i) at the time of exercise of these Warrants it is not in the United States; (ii) it is not a “U.S. person” as defined in Regulation S under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), and is not exercising these Warrants on behalf of a person in the U.S. or a “U.S. person”; (iii) it did not execute or deliver this Warrant Exercise Form in the United States; and (iv) it executed and delivered to the Corporation a form of Subscription Agreement substantially in the form of the Subscription Agreement for Non-U.S. Persons; or (Y) an exemption from such registration requirements is available and the person seeking to exercise the Warrants provides opinion of counsel to the effect that the warrant and the securities delivered upon exercise thereof have been registered under the U.S. Securities Act or are exempt from registration thereunder;

(k)	it understands that all certificates representing the Warrants will bear the following legend (in addition to the legend set forth in paragraph (g) above):

“THE COMMON SHARES FOR WHICH THIS WARRANT IS EXERCISABLE HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS. THIS WARRANT MAY NOT BE EXERCISED WITHIN THE UNITED STATES OR BY OR ON BEHALF OF ANY U.S. PERSON (AS DEFINED IN REGULATION S UNDER THE U.S. SECURITIES ACT) UNLESS SUCH COMMON SHARES ARE REGISTERED UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR UNLESS EXEMPTIONS FROM SUCH REGISTRATIONS ARE AVAILABLE.”

(l)	it (i) has had access to any information concerning the Corporation as it has considered necessary in connection with its investment decision to acquire the Units, and (ii) acknowledges that it has been offered the opportunity to ask questions to and receive answers from management of the Corporation concerning the terms and conditions of the offering of the Units;

(m)	it has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment in the Units and is able to bear the economic risks of, and withstand the complete loss of, such investment;

(n)

it has been independently advised as to restrictions with respect to trading in the Units imposed by applicable securities legislation in the jurisdiction in which it resides, confirms that no representation (written or oral) has been made to it by or on behalf of the Corporation, acknowledges that it is aware of the characteristics of the Units, the risks relating to an investment therein and of the fact that the Units are not listed on any stock exchange and there is no market for any of the Units; it may not be able to resell any of the Units except in accordance with limited exemptions under applicable securities legislation and regulatory policy until expiry of the applicable hold period or restricted period and compliance with the other requirements of applicable law; it is aware that the Corporation is not a reporting issuer in any jurisdiction and the restricted period or hold period applicable to the Units subscribed for hereunder will not commence to run until the Corporation becomes a “reporting issuer” in the applicable jurisdictions and therefore the hold period or restricted period applicable to the Units may never expire; the Subscriber further acknowledges that it has been advised to consult its own legal counsel in its jurisdiction of residence or to which it is otherwise subject for full particulars of the resale restrictions applicable to it and that it is the Subscriber’s responsibility to comply with such restrictions before selling the Units;

(o)	the Subscriber understands that the investment in the Shares may have tax consequences under the laws of the United States and that it is its sole responsibility to determine and assess such tax consequences as may apply to its particular circumstances;

(p)	the jurisdiction in which the undersigned received and accepted the offer to purchase the Units is the address listed in Part II of Annex A hereto;

(q)	if required by applicable securities laws, regulatory policy, rule or order or by any securities commission, stock exchange or other regulatory authority, it will execute, deliver and file, within the approved time periods, all documentation as may be required thereunder, and otherwise assist the Corporation in filing reports, questionnaires, undertakings and other documents with respect to the offer and sale of the Units; and

(r)	this Subscription Agreement has been duly and validly authorized, executed and delivered by and constitutes a legal, valid, binding and enforceable obligation of the Subscriber.

13.	The Subscriber acknowledges that the representations, warranties and agreements contained herein are made by it with the intention that they may be relied upon by the Corporation and its legal counsel in determining the Subscriber’s eligibility or, if applicable, the eligibility of others on whose behalf it is contracting hereunder, to purchase the Units. The Subscriber further agrees that by accepting delivery of the Units, it shall be representing and warranting that the representations, warranties, acknowledgements and agreements contained herein are true and correct as of the time of accepting delivery of the Units with the same force and effect as if they had been made by the Subscriber at such time and that the representations and warranties shall survive the purchase by the Subscriber of the Units and shall continue in full force and effect notwithstanding any subsequent disposition by the Subscriber of the Units. The Corporation and its directors, officers, employees, shareholders and its legal counsel, shall be entitled to rely on the representations and warranties of the Subscriber contained in this Subscription Agreement, and the Subscriber shall indemnify and hold harmless the Corporation and its legal counsel for any loss, costs or damages any of them may suffer as a result of any misrepresentations or any breach or failure to comply with any agreement herein.

14.	The Subscriber irrevocably authorizes the Corporation to produce this Subscription Agreement or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

15.	The contract arising out of the acceptance of this subscription by the Corporation shall be governed by and construed in accordance with the laws of the state of Delaware and represents the entire agreement of the parties hereto relating to the subject matter hereof.

16.	Any term or provision of this Subscription Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Subscription Agreement or affecting the validity or enforceability of any of the terms or provisions of this Subscription Agreement in any other jurisdiction. If any provision of this Subscription Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.

17.	This Subscription Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective, heirs and permitted successors and assigns.

18.	This Subscription Agreement may not be amended except by an instrument in writing signed by the parties.

19.	The Corporation shall be entitled to rely on delivery of a facsimile or e-mail copy of this Subscription Agreement, and acceptance by the Corporation of a facsimile or e-mail copy of this Subscription Agreement shall create a legal, valid and binding agreement among the undersigned and the Corporation in accordance with the terms hereof.

Signature of Subscriber

Signature of Subscriber:

/s/ Mike Hartmann
MIKE HARTMANN

Acceptance by the Corporation

The Corporation hereby accepts the above subscription as of this 6th day of February, 2009.

DNP GREEN TECHNOLOGY, INC.

/s/ Jean-François Huc
Per Jean-François Huc, President

Acceptance by Boivin Desbiens Senécal in trust

Boivin Desbiens Senécal in trust hereby accepts the mandate that is entrusted to it by virtue of this Subscription Agreement.

Executed as of this 6th day of February, 2009.

BOIVIN DESBIENS SENÉCAL IN TRUST

/s/ Thomas Desbiens
Per Thomas Desbiens, Partner

ANNEX A TO THE SUBSCRIPTION AGREEMENT

Part I:

Particulars of Purchase of Units

Number of Units subscribed for: 174

Subscription Price: $1,000 x number of Units = US$174,000

Part II:

Subscriber Information

Name of Purchaser	Mike Hartmann

Street Address	***

City and State	***

Zip Code	***

E-Mail	***

Phone No.	***

ANNEX B TO THE SUBSCRIPTION AGREEMENT

TERM SHEET

ISSUER:	DNP Green Technology, Inc. (“DNP Green”)

PROCEEDS:	Minimum: US$400,000 – Maximum: US$950,000

THE OFFERING:

Units issued at a price of US$1,000 each, composed of :

(i)      US$1,000 tranche of secured debenture (see description of the secured debentures in the following section), and

(ii)     20 warrants allowing the holder to subscribe to 20 common shares of DNP Green, at a price of US$50 per share, for a period of ten years from its issuance.

DESCRIPTION OF THE SECURED DEBENTURES COMPRISED IN THE UNITS:

The secured debentures will have the following characteristics:

Interest

8 % per annum from the date of their issuance until full repayment. Interest waived if a round(s) of financing for at least $4,000,000 in the aggregate close before June 30, 2009. If no round of financing occurred prior to June 30, 2009, accrued interest payable at maturity with principal.

Maturity

On the earlier of (i) the closing date of the next round of financing of DNP Green, and (ii) June 30, 2009.

Redemption at Maturity

At Maturity, DNP Green will pay in cash the principal and accrued interest of the debenture, in any.

Security

All DNP Green’s obligations that relate to the debentures will be secured by a first ranking charge on all shares held by DNP Green in Bioamber SAS (the security will specifically exclude all the rights, title and interest of DNP Green in the licenses that originate from the DOE and MSU).

USE OF PROCEEDS:	General Working Capital.

CLOSING DATE:	First closing on receipt of Minimum, last closing no later than February 6, 2009.

- STRICTLY CONFIDENTIAL -

ANNEX C TO THE SUBSCRIPTION AGREEMENT

FORMS OF DEBENTURES AND OF WARRANTS

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR ANY STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING THESE UNITS, AGREES FOR THE BENEFIT OF DNP GREEN TECHNOLOGY, INC. THAT SUCH UNITS MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO DNP GREEN TECHNOLOGY, INC., (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULES 901 THROUGH 905 (INCLUDING PRELIMINARY NOTES) OF REGULATION S UNDER THE U.S. SECURITIES ACT (“REGULATION S”), OR (C) PURSUANT TO ANOTHER EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS AFTER, IN THE CASE OF TRANSFERS UNDER CLAUSE (C), THE HOLDER HAS FURNISHED TO DNP GREEN TECHNOLOGY, INC. AN OPINION OF COUNSEL OF RECOGNIZED STANDING OR OTHER EVIDENCE REASONABLY SATISFACTORY TO DNP GREEN TECHNOLOGY, INC., TO SUCH EFFECT. HEDGING TRANSACTIONS INVOLVING THE COMMON SHARES OF THE COMPANY MAY NOT BE CONDUCTED, DIRECTLY OR INDIRECTLY, UNLESS IN COMPLIANCE WITH THE U.S. SECURITIES ACT. UNTIL FEBRUARY 6 2010. THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE OFFERED, SOLD OR TRANSFERRED TO A US PERSON (OR FOR THE ACCOUNT OR BENEFIT OF A US PERSON) OR INTO THE UNITED STATES EXCEPT PURSUANT TO A REGISTRATION STATEMENT OR TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

FOR SALES UNDER REGULATION S, THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO TRANSFER RESTRICTIONS WHICH REQUIRE THAT, PRIOR TO THE EXPIRATION OF A ONE YEAR DISTRIBUTION COMPLIANCE PERIOD, THE TRANSFEREE CERTIFIES AS TO WHETHER OR NOT IT IS A US PERSON WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT AND PROVIDES CERTAIN OTHER CERTIFICATIONS AND AGREEMENTS. PRIOR TO PERMITTING ANY TRANSFER, THE ISSUER OF ANY SECURITIES MAY REQUEST AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT IF SUCH TRANSFER IS TO BE EFFECTED IN A TRANSACTION MEETING THE REQUIREMENTS OF REGULATION S UNDER THE SECURITIES ACT.

DNP GREEN TECHNOLOGY, INC.

SECURED DEBENTURE

D1-2009-•	US$•,000

FOR VALUE RECEIVED, DNP Green Technology, Inc., a corporation incorporated under the laws of the state of Delaware (the “Corporation”) promises to pay to • (the “Investor”), or its registered assigns, the principal sum of US$•,000 in US dollars, together with interest from the date of this Debenture on the unpaid principal balance at a rate equal to 8 % per annum, computed on the basis of the actual number of days elapsed and a year of 365 days. The interest will be waived by the Investor if the Corporation completes a round(s) of financing for at least US$4,000,000 in the aggregate before June 30, 2009. All unpaid principal, together with any then unpaid and accrued interest and other amounts payable hereunder, shall be due and payable on the earlier of (i) the closing date of the next round of financing of the Corporation, or (ii) June 30, 2009 (the “Maturity Date”), or (iii) when, upon or after the occurrence of an Event of Default (as defined below), such amounts are declared due and payable by the Investor or made automatically due and payable in accordance with the terms hereof. This Debenture is one of the “Secured Debentures” (the “Debentures”) issued pursuant to Subscription Agreements accepted by the Corporation as of February 6, 2009 (as amended, modified or supplemented, the “Subscription Agreements”) totaling, in the aggregate, not more than US$950,000 in principal.

THE OBLIGATIONS DUE UNDER THIS DEBENTURE ARE SECURED BY A SECURITY AGREEMENT (THE “SECURITY AGREEMENT”) DATED AS OF FEBRUARY 6, 2009 AND EXECUTED BY THE CORPORATION AND EACH HOLDERS OF DEBENTURES. ADDITIONAL RIGHTS OF THE INVESTOR ARE SET FORTH IN THE SECURITY AGREEMENT.

The following is a statement of the rights of the Investor and the conditions to which this Debenture is subject, and to which the Investor, by the acceptance of this Debenture, agrees:

1. Definitions. As used in this Debenture, the following capitalized terms have the following meanings:

(a) “Event of Default” has the meaning given in Section 4 hereof.

(b) “Obligations” shall mean and include all obligations owed by the Corporation to the Investor now existing or hereafter arising under or pursuant to the terms of the Transaction Documents, including, all interest, fees, charges, expenses, attorneys’ fees and costs and accountants’ fees and costs chargeable to and payable by the Corporation hereunder, in each case, whether direct or indirect, absolute or contingent, or due or to become due.

(c) “Security Agreement” has the meaning given in the introductory paragraphs to this Debenture.

(d) “Transaction Documents” shall mean the Debentures, the Subscription Agreements, the Warrants and the Security Agreement.

(e) “Warrant” the warrants issued to the Investor pursuant to its Subscription Agreement.

2. Interest. Accrued interest on this Debenture shall be payable at maturity.

3. Certain Covenants. The Corporation shall furnish to the Investor, promptly upon the occurrence thereof, written notice of the occurrence of any Event of Default hereunder.

4. Events of Default. The occurrence of any of the following shall constitute an “Event of Default” under this Debenture and the other Transaction Documents:

(a) Failure to Pay. The Corporation shall fail to pay any principal or interest payment within 5 business days of its due date hereunder; or

(b) Breaches of Covenants. The Corporation shall fail to observe or perform any other covenant, obligation, condition or agreement contained in the Transaction Documents, and such failure shall continue for 15 days; or

(c) Other Obligations. Any indebtedness under any agreements, notes, debentures or other evidences of indebtedness for money due by the Corporation in an aggregate principal amount in excess of $25,000 is not paid when due either at its stated maturity or upon acceleration thereof; or

(d) Voluntary Bankruptcy or Insolvency Proceedings. The Corporation shall (i) apply for or consent to the appointment of a receiver, trustee, liquidator or custodian of itself or of all or a substantial part of its property, (ii) be unable, or admit in writing its inability, to pay its debts generally as they mature, (iii) make a general assignment for the benefit of its or any of its creditors, (iv) be dissolved or liquidated, (v) become insolvent (as such term may be defined or interpreted under any applicable statute), (vi) file a notice of intention or a proposal or commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or consent to any such relief or to the appointment of or taking possession of its property by any official in an involuntary case or other proceeding commenced against it, or (vii) take any action for the purpose of effecting any of the foregoing.

5. Rights of Investor upon Default. Upon the occurrence or existence of any Event of Default and at any time thereafter during the continuance of such Event of Default, the Investor may, by written notice to the Corporation, declare all outstanding Obligations payable by the Corporation hereunder to be immediately due and payable without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, anything contained herein or in the other Transaction Documents to the contrary notwithstanding. In addition to the foregoing remedies, upon the occurrence or existence of any Event of Default, the Investor may exercise any other right power or remedy granted to it by the Transaction Documents or otherwise permitted to it by law, either by suit in equity or by action at law, or both.

6. Successors and Assigns. The rights and obligations of the Corporation and of the Investor shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties.

7. Waiver and Amendment. Any provision of this Debenture may be amended, waived or modified upon the written consent of the Corporation and the Investor.

8. Assignment by the Corporation. Neither this Debenture nor any of the rights, interests or obligations hereunder may be assigned, by operation of law or otherwise, in whole or in part, by the Corporation.

9. Notices. All notices, requests, demands, consents, instructions or other communications required or permitted hereunder shall in writing and faxed, mailed or delivered to each party at the respective addresses of the parties as set forth in the Subscription Agreement, or at such other address or facsimile number as the Corporation shall have furnished to the Investor in writing. All such notices and communications will be deemed effectively given the earlier of (i) when received, (ii) when delivered personally, (iii) one business day after being delivered by facsimile (with receipt of appropriate confirmation), (iv) two business days after being deposited with an overnight courier service of recognized standing or (v) four days after being deposited with US Post, first class with postage prepaid.

10. Payment. Payment shall be made in lawful tender of United States of America.

11. Default Rate; Usury. During any period in which an Event of Default has occurred and is continuing, the Corporation shall, where permitted by law, pay interest on the unpaid principal balance hereof at a rate per annum equal to the rate otherwise applicable hereunder plus nine percent (9%). In the event any interest is paid on this Debenture that is deemed to be in excess of the then legal maximum rate, then that portion of the interest payment representing an amount in excess of the then legal maximum rate shall be deemed a payment of principal and applied against the principal of this Debenture.

12. Expenses; Waivers. If action is instituted to collect this Debenture, the Corporation promises to pay all costs and expenses, including, without limitation, reasonable attorneys’ fees and costs, incurred in connection with such action. The Corporation hereby waives notice of default, presentment or demand for payment, protest or notice of nonpayment or dishonor and all other notices or demands relative to this instrument.

13. Governing Law. This Debenture and all actions arising out of or in connection with this Debenture shall be governed by and construed in accordance with the laws of the state of Delaware and the laws of United States of America applicable therein.

The Corporation has caused this Debenture to be executed by its officers thereunto duly authorized and to be issued as of February 6, 2009.

DNP GREEN TECHNOLOGY, INC.

By:
Jean-François Huc, President

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR ANY STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING THESE UNITS, AGREES FOR THE BENEFIT OF DNP GREEN TECHNOLOGY, INC. THAT SUCH UNITS MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO DNP GREEN TECHNOLOGY, INC., (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULES 901 THROUGH 905 (INCLUDING PRELIMINARY NOTES) OF REGULATION S UNDER THE U.S. SECURITIES ACT (“REGULATION S”), OR (C) PURSUANT TO ANOTHER EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS AFTER, IN THE CASE OF TRANSFERS UNDER CLAUSE (C), THE HOLDER HAS FURNISHED TO DNP GREEN TECHNOLOGY, INC. AN OPINION OF COUNSEL OF RECOGNIZED STANDING OR OTHER EVIDENCE REASONABLY SATISFACTORY TO DNP GREEN TECHNOLOGY, INC., TO SUCH EFFECT. HEDGING TRANSACTIONS INVOLVING THE COMMON SHARES OF THE COMPANY MAY NOT BE CONDUCTED, DIRECTLY OR INDIRECTLY, UNLESS IN COMPLIANCE WITH THE U.S. SECURITIES ACT. UNTIL FEBRUARY 6, 2010. THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE MAY NOT BE OFFERED, SOLD OR TRANSFERRED TO A US PERSON (OR FOR THE ACCOUNT OR BENEFIT OF A US PERSON) OR INTO THE UNITED STATES EXCEPT PURSUANT TO A REGISTRATION STATEMENT OR TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

FOR SALES UNDER REGULATION S, THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO TRANSFER RESTRICTIONS WHICH REQUIRE THAT, PRIOR TO THE EXPIRATION OF A ONE YEAR DISTRIBUTION COMPLIANCE PERIOD, THE TRANSFEREE CERTIFIES AS TO WHETHER OR NOT IT IS A US PERSON WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT AND PROVIDES CERTAIN OTHER CERTIFICATIONS AND AGREEMENTS. PRIOR TO PERMITTING ANY TRANSFER, THE ISSUER OF ANY SHARES OF COMMON STOCK MAY REQUEST AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT IF SUCH TRANSFER IS TO BE EFFECTED IN A TRANSACTION MEETING THE REQUIREMENTS OF REGULATION S UNDER THE SECURITIES ACT

THE COMMON SHARES FOR WHICH THIS WARRANT IS EXERCISABLE HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS. THIS WARRANT MAY NOT BE EXERCISED WITHIN THE UNITED STATES OR BY OR ON BEHALF OF ANY U.S. PERSON (AS DEFINED IN REGULATION S UNDER THE U.S. SECURITIES ACT) UNLESS SUCH COMMON SHARES ARE REGISTERED UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR UNLESS EXEMPTIONS FROM SUCH REGISTRATIONS ARE AVAILABLE.

WARRANT TO PURCHASE SHARES

W1-2009-•	February 6, 2009

This Warrant is issued to • (the “Holder”), by DNP Green Technology, Inc., a Delaware Corporation (the “Corporation”) in connection with the Corporation’s issuance to the Holder of a Secured Debenture (the “Debenture”) pursuant to the terms of that certain Subscription Agreement accepted by the Corporation as of February 6, 2009 (the “Subscription Agreement”).

1. Purchase of Shares. Subject to the terms and conditions set forth herein and in the Subscription Agreement, the Holder is entitled, upon surrender of this Warrant at the principal office of the Corporation (or at such other place as the Corporation shall notify the Holder hereof in writing), to purchase from the Corporation • common shares of its share capital, in consideration of a payment of US$50 per common share (the “Exercise Price”), for a period of ten (10) years following the date hereof.

2. Method of Exercise. While this Warrant remains outstanding and exercisable in accordance with Section 1 above, the Holder may exercise, in whole or in part, the purchase rights evidenced hereby. Such exercise shall be effected by:

(i)	the surrender of the Warrant, together with a notice of exercise to the Secretary of the Corporation at its principal offices; and

(ii)	the payment to the Corporation of an amount equal to the aggregate Exercise Price for the number of shares being purchased.

3. Net Exercise. In lieu of cash exercising this Warrant, the Holder may elect to receive shares equal to the value of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Corporation together with notice of such election, in which event the Corporation shall issue to the Holder a number of shares computed using the following formula:

Y x (A - B)
N =	A

Where

N =	The number of shares to be issued to the Holder.
Y =	The number of shares purchasable under this Warrant.
A =	The fair market value of one share.
B =	The Exercise Price (as adjusted to the date of such calculations).

For purposes of this Section 3, the fair market value of a share shall mean the average of the closing bid and asked prices of shares quoted in the over-the-counter market in which the shares are traded or the closing price quoted on any exchange on which the shares are listed, whichever is applicable, for the ten (10) trading days prior to the date of determination of fair market value (or such shorter period of time during which such stock was traded over-the-counter or on such exchange). If the shares are not traded on the over-the-counter market or on an exchange, the fair market value shall be the price per share that the Corporation could obtain from a willing buyer for shares sold by the Corporation from authorized but unissued shares, as such prices shall be determined in good faith by the Corporation’s Board of Directors.

4. Certificates for Shares. Upon the exercise of the purchase rights evidenced by this Warrant, one or more certificates for the number of shares so purchased shall be issued as soon as practicable thereafter, and in any event within ten (10) days of the delivery of the subscription notice.

5. Issuance of Shares. The Corporation covenants that the shares, when issued pursuant to the exercise of this Warrant, will be duly and validly issued, fully paid and nonassessable and free from all taxes, liens, hypothecs and charges with respect to the issuance thereof.

6. Adjustment of Exercise Price and Number of Shares. The number of and kind of securities purchasable upon exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time as follows:

(a) Subdivisions, Combinations and Other Issuances. If the Corporation shall at any time prior to the expiration of this Warrant subdivide the shares, by split-up or otherwise, or combine its shares, or issue additional shares of its shares as a dividend, the number of shares issuable on the exercise of this Warrant shall forthwith be proportionately increased in the case of a subdivision or stock dividend, or proportionately decreased in the case of a combination. Appropriate adjustments shall also be made to the purchase price payable per share, but the aggregate purchase price payable for the total number of shares purchasable under this Warrant (as adjusted) shall remain the same. Any adjustment under this Section 6(a) shall become effective at the close of business on the date the subdivision or combination becomes effective, or as of the record date of such dividend, or in the event that no record date is fixed, upon the making of such dividend.

(b) Reclassification, Reorganization and Consolidation. In case of any reclassification, capital reorganization, or change in the capital stock of the Corporation (other than as a result of a subdivision, combination, or stock dividend provided for in Section 6(a) above), then the Corporation shall make appropriate provision so that the Holder shall have the right at any time prior to the expiration of this Warrant to purchase, at a total price equal to that payable upon the exercise of this Warrant, the kind and amount of shares of stock and other securities and property receivable in connection with such reclassification, reorganization, or change by a holder of the same number of shares as were purchasable by the Holder immediately prior to such reclassification, reorganization, or change. In any such case appropriate provisions shall be made with respect to the rights and interest of the Holder so that the provisions hereof shall thereafter be applicable with respect to any shares of stock or other securities and property deliverable upon exercise hereof, and appropriate adjustments shall be made to the purchase price per share payable hereunder, provided the aggregate purchase price shall remain the same.

(c) Notice of Adjustment. When any adjustment is required to be made in the number or kind of shares purchasable upon exercise of the Warrant, or in the Exercise Price, the Corporation shall promptly notify the Holder of such event and of the number of shares or other securities or property thereafter purchasable upon exercise of this Warrant.

7. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant, but in lieu of such fractional shares the Corporation shall make a cash payment therefor on the basis of the Exercise Price then in effect.

8. Representations of the Corporation. The Corporation represents that all corporate actions on the part of the Corporation, its officers, directors and stockholders necessary for the sale and issuance of this Warrant have been taken.

9. Notices. All notices, requests, demands, consents, instructions or other communications required or permitted hereunder shall in writing and faxed, mailed or delivered to each party at the respective addresses of the parties as set forth in the Subscription Agreement, or at such other address or facsimile number as the Corporation shall have furnished to the Holder in writing. All such notices and communications will be deemed effectively given the earlier of (i) when received, (ii) when delivered personally, (iii) one business day after being delivered by facsimile (with receipt of appropriate confirmation), (iv) two business days after being deposited with an overnight courier service of recognized standing or (v) four days after being deposited with US Post, first class with postage prepaid.

10. Legend. The certificate or certificates representing Shares issued upon an exercise of the Warrants shall bear the language contained in the first two paragraphs of the legend appearing on the first page of this certificate.

11. Governing Law. This Warrant and all actions arising out of or in connection with this Agreement shall be governed by and construed in accordance with the laws of the state of Delaware and the laws of United States of America applicable therein.

Issued as of this 6th day of February, 2009.

DNP GREEN TECHNOLOGY, INC.

By:
Jean-François Huc, President

EXHIBIT A

NOTICE OF EXERCISE

TO:	DNP GREEN TECHNOLOGY, INC.

1. The undersigned hereby elects to purchase              Common Shares of DNP Green Technology, Inc. pursuant to the terms of the attached Warrant.

2. Method of Exercise (Please initial the applicable blank):

The undersigned elects to exercise the attached Warrant by means of a cash payment, and tenders herewith payment in full for the purchase price of the shares being purchased, together with all applicable transfer taxes, if any.

The undersigned elects to exercise the attached Warrant by means of the net exercise provisions of Section 4 of the Warrant.

3. Please issue a certificate or certificates representing said Shares in the name of the undersigned or in such other name as is specified below:

(Name)

(Address)

In order to exercise any Warrants represented by this certificate, the person exercising this Warrant must check one of the following:

[PLEASE CHECK ONE]

☐	The undersigned holder certifies that (i) at the time of exercise of these Warrants it is not in the United States; (ii) it is not a “U.S. person” as defined in Regulation S under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), and is not exercising these Warrants on behalf of a person in the U.S. or a “U.S. person”; (iii) it did not execute or deliver this Warrant Exercise Form in the United States; and (iv) it executed and delivered to the Corporation a form of Subscription Agreement substantially in the form of the Subscription Agreement for Non-U.S. Persons; or

☐	The undersigned provides opinion of counsel to the effect that the warrant and the securities delivered upon exercise thereof have been registered under the U.S. Securities Act or are exempt from registration thereunder.

(Signature)

(Name)

(Date)	(Title)